UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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ARCADIA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

ARCADIA BIOSCIENCES, INC.

2024 Annual Meeting
Vote by June 24, 2024
11:59 PM ET



ARCADIA BIOSCIENCES, INC.
5950 SHERRY LANE
SUITE 215
DALLAS, TX 75225

V51561-P13026

You invested in ARCADIA BIOSCIENCES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

June 25, 2024
1:00 p.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/RKDA2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect two Class III directors to hold office until the 2027 Annual Meeting of Stockholders or until their respective successors have been elected and qualified: For Nominees: 01) Amy Yoder 02) Lilian Shackelford Murray 2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. For 3. To approve an amendment to our 2015 Omnibus Equity Incentive Plan (“2015 Plan”) to increase the number of shares of common stock that may be issued under the 2015 Plan by 200,000 shares. For 4. To approve, on a nonbinding advisory basis, the compensation of our named executive officers. For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors recommends you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement, FOR the approval of the amendment to our 2015 Omnibus Equity Incentive Plan as described in Proposal No. 3 of the Proxy Statement, and FOR the approval, on a nonbinding advisory basis, of the compensation of our named executive officers as described in Proposal No. 4 of the Proxy Statement. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V51562-P13026